UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2011

NATIONAL TAX CREDIT INVESTORS II

(Exact name of Registrant as specified in its charter)

California	0-20610	93-1017959
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Partnership announces that effective January 18, 2011, Steven D. Cordes will no longer serve as the equivalent of the chief executive officer of the Partnership. To fill this vacancy, the sole stockholder of the general partner of the Partnership has appointed John McGrath. Effective January 18, 2011, Mr. McGrath will serve as a Senior Vice President of the general partner of the Partnership and the equivalent of the chief executive officer of the Partnership.  Mr. McGrath was appointed Senior Vice President of Apartment Investment and Management Company (“Aimco”) in January 2010, with responsibility for Aimco’s third party asset management and fund management businesses.  Mr. McGrath joined Aimco in 2005 as a Vice President of Finance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT INVESTORS II

By:  National Partnership Investments Corp.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

  Date: January 24, 2011